SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2002

THE ARISTOTLE CORPORATION

(Exact name of registrant as specified in its charter)

          DELAWARE                               0-14669                                    06-116854

           (State or other                  (Commission File Number)             (IRS Employer

jurisdiction of incorporation)                                                               Identification No.)

                      27 Elm Street New Haven, CT                                            06510

             (Address of principal executive offices)                                   (Zip Code)

Registrant's telephone number, including area code: (203) 867-4090

Not Applicable

(Former name or former address, if changed since last report)

Page 1 of 6 pages

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Item 5. Other Events

On June 18, 2002, The Company announced that it had consummated its merger with Nasco International, Inc., and had issued a dividend of one new share of Series I preferred stock for each share of Aristotle common stock outstanding on June 10, 2002.

The press release regarding the foregoing is incorporated herein by reference into this Item 5.

Item 7. Financial Statements and Exhibits

    Exhibits.

99.1 Press Release dated June 18, 2002

Item 8. Change in Fiscal Year

On June 17, 2002, the Company changed its fiscal year-end to December 31. The form on which the report covering the transition period will be filed will be Form 10-Q.

                                                                                                                    Page 3 of 6 Pages

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                          THE ARISTOTLE CORPORATION

                                                                                          (Registrant)

Date: June 18, 2002                                   By: /s/ Paul McDonald________________

                                                                             Name: Paul McDonald

                                                                             Title: Chief Financial Officer

                                                                                                   Page 4 of 6 Pages

EXHIBIT INDEX

Exhibit                                                                                                                     Sequential

Number                                    Description                                                           Page Number

99.1                                          Press Release dated June 18, 2002                           6